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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2000
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                         Commission File No. 001-12392
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                           NATIONAL DATA CORPORATION
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              (Exact name of registrant as specified in charter)


                      DELAWARE                  58-0977458
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          (State or other jurisdiction of    (IRS Employer
           incorporation or organization)     Identification Number)


     National Data Plaza, Atlanta, Georgia       30329-2010
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    (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (404) 728-2000
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                                     NONE
                                     ----
            (Former name, former address and former fiscal year, if
                           changed since last year)
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Item 5.  Other Events
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On March 22, 2000, National Data Corporation announced earnings for the fiscal third quarter ending February 29, 2000, as well as a decision to divest its Physician and Hospital Support Services ("PHSS") business. A copy of the press release, with related attachments, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The decision to divest PHSS follows board decisions made last quarter. These decisions were to create separate eHealth and eCommerce companies and to increase focus on its core business areas. Related to that decision, the board also decided to evaluate strategic alternatives for the Health Management Services business. Accordingly, the board has decided to pursue the divestiture of PHSS and to place the business into a discontinued operations category.

Additionally, the Company has prepared restated statements of income for the fiscal year ended May 31, 1999 and the nine months ended February 29, 2000, excluding the discontinued operations, with a note explaining the discontinued operations. These restated financial statements and note are filed herewith as
Exhibit 99.2 and are incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits
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     (c)  99.1  Press Release, with related attachments, dated March 22, 2000, announcing earnings for the fiscal third quarter ending February 29, 2000, as well as a decision to divest its PHSS business.

          99.2 Discontinued operations note, Unaudited Restated Consolidated Statements of Income for the fiscal year ended May 31, 1999 and the nine months ended February 29, 2000 (by quarter) including and excluding Restructuring Charges, share assumptions used in calculating earnings per share, and Segment Information (Unaudited) for the nine month periods ended February 29, 2000 and February 28, 1999.



When used in this report, press releases, and elsewhere by management of National Data Corporation, from time to time, the words "believes." "anticipates," "expects," and similar expressions are intended to identify forward-looking statements concerning the Company's operations, economic performance and financial condition, including in particular, the Company's ability to realize the benefits of the change in our business, the write-offs, and the charges, including growth in revenue and earnings. These statements are based on a number of assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of the Company, and reflect future business decisions which are subject to change. A variety of
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factors could cause actual results to differ materially from those anticipated in the Company's forward-looking statements, some of which include competition in the market for the Company's services, continued expansion of the Company's product and service offerings, product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, development difficulties, the ability to consummate and integrate acquisitions, and other risk factors that are discussed from time to time in the Company's Securities and Exchange Commission ("SEC") reports and other filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligations to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or thereof, as the case may be, or to reflect the occurrence of unanticipated events.
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                                  SIGNATURES
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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            NATIONAL DATA CORPORATION
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                                 (Registrant)


                            By: /s/ David H. Shenk
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                            David H. Shenk
                            Interim Chief Financial Officer
                            (Principal Financial Officer
                            and Chief Accounting Officer)
Date:   March 30, 2000
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